            NATIONS OUTLOOK VARIABLE ANNUITY (SERIES I AND SERIES IR)
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-40414

      SUPPLEMENT DATED OCTOBER 5, 2005 TO THE PROSPECTUS DATED MAY 2, 2005

               SUPPLEMENT DATED OCTOBER 5, 2005 TO YOUR PROSPECTUS

The Board of Trustees of the Nations Separate Account Trust voted to liquidate the Nations International Value Portfolio ("Portfolio"). As a result, the Nations International Value Portfolio Sub-Account ("Sub-Account") will no longer be available as of the close of business of the New York Stock Exchange on December 8, 2005 ("Liquidation Date"). Any Contract Value allocated to the Sub-Account as of the Liquidation Date will be automatically transferred to the Hartford Money Market HLS Fund Sub-Account.

If you are enrolled in any InvestEase(R), DCA or DCA Plus, or Asset Allocation with allocations directed to the Sub-Account or any Automatic Income Program with the Sub-Account on the Liquidation Date, your enrollment will automatically be updated to reflect the Hartford Money Market HLS Fund Sub-Account.

Effective December 8, 2005, all references to the Sub-Account and the Portfolio in the prospectus are deleted.



The name of the Nations Marsico MidCap Growth Portfolio was incorrectly stated as "Nations MidCap Growth Portfolio" in your prospectus. All such references are deleted and replaced with "Nations Marsico MidCap Growth Portfolio."




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5280